Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Managed Municipal Bond Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder Managed Municipal Bond Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                  /s/Julian Sluyters
                                                  Julian Sluyters
                                                  Chief Executive Officer
                                                  Scudder Managed Municipal Bond
                                                  Fund, a series of Scudder
                                                  Municipal Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Managed Municipal Bond Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder Managed Municipal Bond Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                 /s/Paul Schubert
                                                 Paul Schubert
                                                 Chief Financial Officer
                                                 Scudder Managed Municipal Bond
                                                 Fund, a series of Scudder
                                                 Municipal Trust